CALPINE®

NYSE CPN

CLEAN MODERN EFFICIENT FLEXIBLE POWER GENERATION

Barclays Capital 2015 CEO Energy/Power Conference Thad Hill President and CEO, Calpine Corp. September 9, 2015 Exhibit 99.1

Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect Calpine’s current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that Calpine believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof. Calpine undertakes no duty to update or revise the information contained herein other than as required by law.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in Calpine’s Quarterly Reports on Form 10Q for the three months ended March 31 and June 30, 2015, its Annual Report on Form 10-K for the year ended December 31, 2014 and in other documents that Calpine files with the SEC.  Many of these risks, uncertainties and other factors are beyond
Calpine’s control and may cause actual results to differ materially from the views, beliefs and estimates expressed herein. Calpine’s reports and other information filed with the SEC, including the risk factors identified in its Annual
Report on Form 10-K for the year ended December 31, 2014, can be found on the SEC’s website at www.sec.gov and on
Calpine’s website at www.calpine.com.
Reconciliation to U.S. GAAP Financial Information
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the
Securities Exchange Act of 1934, as amended.  Schedules are included herein that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.
Safe Harbor Statement

Renewable
Combined Cycle
Simple Cycle / Other
Under Advanced Development
Under Construction

Texas
9,427 MW
35%
East
9,735 MW
37%
West
7,425 MW
28%
Renewables
729 MW
3%
Simple Cycle/
Other
2,985 MW
11%
Combined
Cycle:
Cogeneration
6,740 MW
25%
Combined
Cycle
(non-cogen)
16,133 MW
61%

National Portfolio of Approximately 27,000 MW
As of 07/30/2015
•
Geographically diversified portfolio:  Scale in three most competitive power markets in America
•
Largest operator of combined heat and power (cogeneration) technology in America
•
Largest geothermal power producer in America
•
Featuring one of smallest environmental footprints in America’s power generation sector
•
Geographically diversified portfolio:  Scale in three most competitive power markets in America
•
Largest operator of combined heat and power (cogeneration) technology in America
•
Largest geothermal power producer in America
•
Featuring one of smallest environmental footprints in America’s power generation sector
Geographic Diversity
Dispatch Technology

Capacity Wtd Avg Age (Years)

SO2 lbs/MWh

Heat Rate (btu/kwh)

CO2 lbs/MWh

Clean
Modern
Efficient
Source: Calpine, Energy Velocity (2014).  Figures adjusted to incorporate announced/completed M&A activity as though it were effective as of 1/1/14. CPN steam-adjusted heat rate excludes peakers.
TLN does not reflect potential divestitures required to occur within 12 months of formation.
Our 2014 steam-adjusted
heat rate was 7,384
Nation’s Largest Baseload
Renewable,
Natural Gas and Cogeneration Power Provider
6,000
8,000
10,000
12,000
CPN
DYN
TLN
NRG
0
500
1,000
1,500
2,000
2,500
CPN
DYN
TLN
NRG
0
1
2
3
4
5
CPN
DYN
TLN
NRG
0
10
20
30
40
50
CPN
DYN
TLN
NRG

Well Positioned for Secular Trends

Complemented by
Disciplined & Balanced Capital Allocation
1
Calpine uniquely advantaged
in evolving power markets
$0.8 B
$1.5 B
$1.3 B
$3.3 B
$1.6 B
2011
2012
2013
2015E
Acquisition
Organic Growth
Debt Repayment / Financing Costs
Share Repurchase
Right Fleet
•
Clean, reliable, flexible assets
•
Best-in-class operations
•
No environmental compliance obligations or
legacy liabilities
Right Place
•
Scale in major US competitive wholesale
power markets
•
Strategic geographic diversity
•
Increasing potential for volatility in key
markets
Right Time
•
Abundant, affordable natural gas
•
More stringent environmental regulations
•
Need for flexible capacity to integrate
intermittent renewables
•
Markets prioritizing reliability
1
2014
As of 7/30/15 and includes estimated / announced 2015 growth capital expenditures, debt amortizations / repurchases, and YTD share repurchases.

Current Topics
•
Recapping the Champion Acquisition
•
Texas:  Signs of Life in August
•
PJM:  Robust Capacity Performance Results
•
Clean Power Plan:  Favoring Natural Gas Generation as Long-Term Solution
Calpine remains well positioned to benefit from key industry trends

Current Coverage
Future Coverage
Main Headquarters
Office Branches

Expanding Customer Channels Through Acquisition of
Well-Established Retail Sales Platform
Transaction Summary
•
$240
million
1
acquisition
of
nation’s
largest
independent retail electric provider
•
Purchased at ~4-5x initial Adjusted EBITDA
2
;
Immediately
accretive
to
Adj.
FCF
2
Per
Share
•
Expected to close by 4Q15
Subject
to
working
capital
adjustments.
A
non-GAAP
financial
measure.
Reconciliations
of
Adj.
EBITDA
and
Adj.
FCF
to
Net
Income
(Loss),
the
most
comparable
U.S.
GAAP
measure,
are
available
on
our
website.
Estimated
for
2015.
Industry
standard
conversion
assumes
10
MWh
of
annual
electricity usage per residential customer.
•
~22 million MWh
of customer load served annually
3
•
Currently operating in ERCOT, PJM, MISO, NYISO and
ISO-NE; New coverage areas to come
•
Primarily Commercial & Industrial customer base
(~90% of load in 2014):  ~19,000 C&I customers, or
~2 million residential customer equivalents
4
•
Award-winning customer service practices, driving
strong retention rates
Strategic Rationale
•
Consistent with previously announced initiatives to
get “closer to customers”
—
Essential in an era of declining wholesale
power market liquidity
•
Ideal platform to add sizeable retail organization
—
Experienced team with track record for growth
—
Significant geographic overlap with Calpine
wholesale fleet
—
Customer service commitment mirrors Calpine
focus on operational excellence
Extending customer reach
through accretive acquisition
Source:  Champion Energy.
1
2
3
4

Supply / Demand at Peak (MW)

Jul/Aug-2016 On-Peak Spark Spread ($/MWh)

Texas:  Signs of Life in August

Energy-Only Market
Responding to Heat + Record Load
Available Wind Capacity
(Availability Factor %)
1,063 MW
(7%)
2,404  MW
(17%)
2,390 MW
(17%)
1,265 MW
(9%)
1,082 MW
(8%)
661 MW
(5%)
Outages
4,822 MW
4,859 MW
2,523 MW
3,081 MW
4,885 MW
5,264
MW
Real-Time
Price
²
($/MWh)
$431
$620
$170
$507
$578
$784
Operating
Reserve
Margin³
5.7%
5.0%
6.8%
5.4%
5.2%
5.7%
System Statistics:
Source:  ERCOT, Calpine.  Data shown for highest-price 5-minute interval of each day, during which time market conditions were tightest.
Online / available to SCED.
Shown for peak hour.
Actual amount of generation online in excess of peak demand, including reserves.
Record
Load
(3
rd
time
in
5
days);
What if wind had looked like a
typical hot day?
Reaction in
Forward Curves
Continued load growth
Only modest incremental capacity
in 2016 (nearly all wind)
Favorable indicators
for upside opportunity
Source:  Broker quotes, Calpine.  ERCOT-HOU shown.
50,000
55,000
60,000
65,000
70,000
75,000
7/30/15
8/5/15
8/10/15
8/11/15
8/12/15
8/13/15
Operating Reserves
Wind
Fossil
/
Nuclear
¹
Demand (Load)
1
2
3
$20
$25
$30
$35
$40
$45
$50
Jan-15
Mar-15
May-15
Jul-15

PJM:  Robust Capacity Performance Results

Calpine’s PJM Fleet Features
Locationally
Advantaged Assets
CPN MW Cleared (UCAP)
5,265 MW
% Cleared as Capacity Perf.
65%
Wtd.-Avg. Price
$208/MW-d
2018/19 Auction:  Key Takeaways
•
Locational separation
—
EMAAC = highest priced zone
—
ComEd
separated from RTO for first time
•
Limited new build:
Least amount to clear in last 4 years
—
Contributing factors:
CP penalties
financing challenges
Increased risk for single sites
Higher collateral requirements
—
Surprisingly low MOPR-exempt participation
•
Risk premiums
—
Performance penalty risk a key driver of bids
MOPR
Exempted
13,531 MW
Offered
4,133 MW
Cleared
3,507 MW
Future Considerations
•
Heavy reliance on DR (11,000 MW) diminishes as CP
target escalates to 100%
•
Additional plants at risk?
—
13,000 MW uncleared
—
Clean Power Plan
Reliable fleet well-positioned to respond to pay-for-performance initiatives
$50
$75
$100
$125
$150
$175
$200
$225
$250
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
EMAAC
COMED
MAAC
RTO
PPL
CPN MW
Base Price
Capacity Performance Price

CO2 lbs/MWh

CPN Capacity Factor (excl. peakers)
↑

•
Targets 75% CCGT utilization
•
Calls for market-based solution
—
Price on carbon will allow market to solve for most
efficient means of emissions reductions
Clean Power Plan Favors Natural Gas Generation
as Long-Term Solution
10
Calpine’s Clean Fleet
Benefits from Emissions Regulation
Features lowest fossil-based
CO2
footprint in IPP sector
Clean Power Plan Highlights
Calpine fleet benefits from higher capacity factors
Forthcoming environmental regulations (+ low natural gas prices)
continue to favor natural gas-fired generation at the expense of inefficient coal
Implies generation
50%+
vs. prior 3yr average
0
500
1,000
1,500
2,000
2,500
CPN
IPP1
IPP2
IPP3
0%
10%
20%
30%
40%
50%
60%
70%
80%
2012
2013
2014
2015YTD
CCGT @
75% CF
…

Current guidance
Original guidance
+$100/kW =
+$6/share price
Why You Should Invest in Calpine Today
Attractive Entry Point, Given Favorable Future Drivers
11
See footnotes included in 2Q15 earnings presentation on company website.  Based upon CPN closing stock price of $15.30 on 9/2/15.
Compelling Value Proposition…
Powerful Free Cash Flow Generator
Current share price
implies:
2015 Adj. FCF
Yield
~15%
Merchant CCGT Value
$375-425/kW
•
Increasing environmental regulations
•
Sustained
low
nat
gas
prices
•
Influx of intermittent renewables
Need for integration and ramping support
•
Regulatory emphasis on reliability:
“Pay for Performance”
Secular
Shift
Away
from
Baseload
Generation
Monetize
Yield
Return
Capital
Manage
Portfolio
Manage Balance
Sheet
Focus on
Customers
Disciplined capital allocation +
Active portfolio management
Building upon our track record
Supported by...
1
12%
13%
14%
15%
16%
17%
$2.00
$2.10
$2.20
$2.30
$2.40
$2.50
$2.60
Adj. Free Cash Flow  Per Share
1
2
3